                                                                    EXHIBIT 99.2

                          VESTA INSURANCE GROUP, INC.

                          CONSOLIDATED BALANCE SHEETS
                  (AMOUNTS IN THOUSANDS EXCEPT PER SHARE DATA)

                                                        MARCH 31    DECEMBER 31
                                                          1998         1997
                                                      ------------  -----------
                                                       (RESTATED)   (RESTATED)
                                                       (UNAUDITED)
Assets:
 Investments:
  Fixed maturities available for sale--at fair value
    (cost: 1997--$488,923; 1998--$482,905)..........  $    489,756  $  495,566
  Equity securities--at fair value: (cost: 1997--
    $10,921; 1998--$9,794)..........................        20,920      20,424
  Short-term investments............................       142,639     119,025
                                                      ------------  ----------
   Total investments................................       653,315     635,015
 Cash...............................................        47,916      21,801
 Accrued investment income..........................         7,982      15,799
 Premiums in course of collection (net of allowances
  for losses of $654 in 1997 and $572 in 1998) .....       207,656     252,193
 Reinsurance balances receivable....................       306,270     368,949
 Reinsurance recoverable on paid losses.............       120,808      83,225
 Deferred policy acquisition costs..................       105,581     102,124
 Property and equipment.............................        17,944      18,093
 Income tax receivable..............................         9,107       5,609
 Other assets.......................................        50,218      39,358
 Goodwill...........................................        94,476      96,141
                                                      ------------  ----------
   Total assets.....................................  $  1,621,273  $1,638,307
                                                      ============  ==========
Liabilities:
 Reserves for:
  Losses and loss adjustment expenses...............       547,010     596,797
  Unearned premiums.................................       372,718     365,052
                                                      ------------  ----------
                                                           919,728     961,849
 Accrued income taxes...............................        33,295         --
 Reinsurance balances payable.......................        28,113      56,897
 Other liabilities..................................        66,151      67,610
 Short term debt....................................        70,000      45,000
 Long term debt.....................................        98,336      98,602
                                                      ------------  ----------
   Total liabilities................................     1,215,623   1,229,958
Commitments and contingencies
Deferrable Capital Securities.......................       100,000     100,000
Stockholders' equity
 Preferred stock, 5,000,000 shares authorized, none
    issued..........................................            --          --
 Common stock, $.01 par value, 32,000,000 shares
  authorized, issued: 1997--18,970,695 shares;
  1998--18,969,524..................................           190         190
 Additional paid-in capital.........................       162,594     162,550
 Unrealized investment gains, net of applicable
taxes...............................................         9,968       9,829
 Retained earnings..................................       161,958     165,087
 Receivable from issuance of restricted stock.......        (3,936)     (3,891)
 Treasury stock.....................................       (25,124)    (25,416)
                                                      ------------  ----------
   Total stockholders' equity.......................       305,650     308,349
                                                      ------------  ----------
   Total liabilities and stockholders' equity.......  $  1,621,273  $1,638,307
                                                      ============  ==========

          See accompanying Notes to Consolidated Financial Statements.

                          VESTA INSURANCE GROUP, INC.

         CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
                  (AMOUNTS IN THOUSANDS EXCEPT PER SHARE DATA)

STATEMENTS OF OPERATIONS

                                                THREE MONTHS ENDED MARCH 31
                                                ---------------------------
                                                    1998             1997
                                                --------------   -------------
                                                 (RESTATED)       (RESTATED)
                                                        (UNAUDITED)
Revenues:
 Net premiums written.........................   $      131,883   $      98,672
 (Increase) decrease in unearned premiums.....            7,408          (5,696)
                                                 --------------   -------------
 Net premiums earned..........................          139,291          92,976
 Net investment income........................            9,300           6,147
 Other........................................            1,250             314
                                                 --------------   -------------
    Total revenues............................          149,841          99,437
Expenses:
 Losses incurred..............................           87,627          56,512
 Loss adjustment expenses incurred............            7,715           3,650
 Policy acquisition expenses..................           28,906          17,433
 Operating expenses...........................           17,256           7,599
 Premium taxes and fees.......................            3,135           2,246
 Interest on debt.............................            3,108           2,359
 Goodwill.....................................            1,669             305
                                                 --------------   -------------
    Total expenses............................          149,416          90,104
Income before income taxes and deferrable
 capital securities...........................              425           9,333
Income taxes..................................              209           2,057
Deferrable capital securities interest, net of
 income tax...................................            1,362             923
                                                 --------------   -------------
    Net income (loss).........................   $       (1,146)  $       6,353
                                                 ==============   =============
    Basic net income (loss) per common share..   $         (.06)  $         .34
                                                 ==============   =============
    Diluted net income (loss) per common
     share....................................   $         (.06)  $         .34
                                                 ==============   =============
STATEMENTS OF COMPREHENSIVE INCOME
Net income (loss).............................   $       (1,146)  $       6,353
Other comprehensive income, net of tax:
 Unrealized holding gains (losses) on
  available-for-sale securities...............              139          (1,785)
 Less realized gains on available-for-sale
  securities..................................              --              282
                                                 --------------   -------------
                                                            139          (1,503)
Comprehensive income (loss)...................   $       (1,007)  $       4,850
                                                 ==============   =============

          See accompanying Notes to Consolidated Financial Statements

                          VESTA INSURANCE GROUP, INC.

                      CONSOLIDATED STATEMENTS OF CASH FLOW
                         (DOLLAR AMOUNTS IN THOUSANDS)

                                                           THREE MONTHS ENDED
                                                                MARCH 31
                                                          ---------------------
                                                             1998       1997
                                                          ---------- ----------
                                                          (RESTATED) (RESTATED)
                                                               (UNAUDITED)
Operating Activities:
 Net Income (loss).......................................  $(1,146)   $ 6,353
 Adjustments to reconcile net income (loss) to cash
  provided from operations:
  Change in:
   Loss and LAE reserves.................................   (52,013)      221
   Unearned premium reserve..............................     7,665    20,191
   Reinsurance balances payable..........................   (28,783)   30,583
   Accrued income taxes..................................    28,716     1,565
   Other liabilities.....................................    (1,459)   (3,589)
   Premiums in course of collection......................    44,537    (1,292)
   Reinsurance balances receivable.......................    62,678   (25,738)
   Reinsurance recoverable on paid losses................   (35,357)  (22,411)
   Other assets..........................................    (1,378)  (20,206)
  Payables from deferrable capital trust.................        --     1,421
  Policy acquisition costs amortized.....................    27,945   (19,995)
  Policy acquisition costs deferred......................   (31,402)   18,001
  Investment gains.......................................        --      (282)
  Amortization and depreciation..........................     1,492       836
  Gain on disposition of property, plant and equipment...      (107)      (91)
                                                           --------   -------
   Net cash provided from (used in) operations...........    21,388   (14,433)
Investing Activities:
 Investments sold or matured:
  Fixed maturities available for sale-matured, called....    32,661     7,287
  Equity securities......................................        --     2,291
 Investments acquired:
  Fixed maturities available for sale....................   (27,824)       --
  Equity securities......................................        --    (1,039)
 Net increase in short-term investments..................   (23,615)  (81,859)
 Additions to property, plant and equipment..............    (1,056)     (507)
 Dispositions of property, plant and equipment...........       227       165
                                                           --------   -------
   Net cash (used in) investing activities...............   (19,607)  (73,662)
Financing Activities:
 Issuance (repayment) of long and short term debt........    24,735    (6,988)
 Issuance of deferrable capital securities...............        --   100,000
 Dividends paid..........................................      (691)     (697)
 Capital contributions and change in receivable from re-
  stricted stock.........................................       290       340
                                                           --------   -------
   Net cash provided from financing activities...........    24,334    92,655
Increase (decrease) in cash..............................    26,115     4,560
Cash at beginning year...................................    21,801     4,637
                                                           --------   -------
Cash at end of year......................................  $ 47,916   $ 9,197
                                                           ========   =======

          See accompanying Notes to Consolidated Financial Statements

                          VESTA INSURANCE GROUP, INC.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                         (DOLLAR AMOUNTS IN THOUSANDS)

NOTE A--SIGNIFICANT ACCOUNTING POLICIES

  Basis of Presentation: The accompanying unaudited financial statements have been prepared in conformity with generally accepted accounting principles and, in the opinion of management, reflect all adjustments (consisting of normal recurring accruals) necessary for a fair presentation of results for such periods. The results of operations and cash flows for any interim period are not necessarily indicative of results for the full year. These financial statements should be read in conjunction with the financial statements and related notes in the Company's audited restated consolidated balance sheets as of December 31, 1997 and 1996 and the related consolidated statements of operations, stockholders' equity and cash flow for each of the three years in the period ended December 31, 1997 which were filed with the Securities and Exchange Commission as exhibits to a current report on Form 8-K dated August 19, 1998. Certain amounts in the financial statements presented have been reclassified from amounts previously reported in order to be comparable between years. These reclassifications have no effect on previously reported stockholders' equity or net income during the period involved.

  Income per share: Basic weighted average common shares outstanding for the three month period ended March 31, 1998 and 1997 was 18,456,976 and 18,581,703, respectively. Basic EPS is computed by dividing income available to common stockholders by the weighted average common shares outstanding for the period. Diluted EPS is calculated by adding to shares outstanding the additional net effect of potentially dilutive securities or contracts which could be exercised or converted into common shares. Diluted weighted average shares outstanding for the three month period ended March 31, 1998 and 1997 was 18,873,197 and 18,855,793, respectively.

  Recently Issued Accounting Standards: In June 1997, the FASB issued Financial Accounting Statement No. 130, Reporting Comprehensive Income. Comprehensive income is defined as the change in equity of a business enterprise during a period from transactions and other events and circumstances arising from non-owner sources. The Company adopted FAS130 on January 1, 1998.

NOTE B--RESTATEMENT OF FINANCIAL STATEMENTS

  As noted above, the Company has restated its previously reported financial results for 1995 through 1997. Unaudited quarterly financial data for 1997 and 1996 have also been restated. All information presented in the consolidated financial statements and related notes includes all such restatements.

  A summary of the restatements by category is as follows:

                                                         CUMULATIVE RESTATEMENTS
                                                         THROUGH MARCH 31, 1998
                                                         -----------------------
Premiums in course of collect...........................        $(168,913)
Unearned premium reserve ...............................          (12,312)
Reinsurance recoverable on paid losses..................            1,230
Deferred acquisition costs..............................            3,418
Reserves for losses and LAE.............................           60,583
Other liabilities ......................................            1,187
                                                                ---------
  Total pretax..........................................         (114,807)
Tax effect on above items...............................           39,611
                                                                ---------
                                                                $ (75,196)
                                                                =========

The effect of the restatements, as discussed above, on the income statement line items, is shown in the following table:

                                             THREE MONTHS ENDED MARCH 31, 1998
                                            -----------------------------------
                                            AS PREVIOUSLY                 AS
                                              REPORTED    RESTATEMENTS RESTATED
                                            ------------- ------------ --------
Revenue....................................   $180,257      $(30,415)  $149,842
Losses.....................................     77,977         9,651     87,628
Loss adjustment expenses incurred..........      7,715            --      7,715
Policy acquisition expenses................     44,905       (15,999)    28,906
Operating expenses.........................     17,256            --     17,256
Premium taxes and fees.....................      3,135            --      3,135
Interest on debt...........................      3,108            --      3,108
Goodwill amortization......................      1,669            --      1,669
Income taxes...............................      8,633        (8,424)       209
Deferred capital securities interest.......      1,362            --      1,362
                                              --------      --------   --------
  Net income...............................   $ 14,497      $(15,643)  $ (1,146)
                                              ========      ========   ========
  Basic net income per common share........   $    .79                 $   (.06)
                                              ========                 ========
  Diluted net income per common share......   $    .77                 $   (.06)
                                              ========                 ========

                                              THREE MONTHS ENDED MARCH 31, 1997
                                             -----------------------------------
                                             AS PREVIOUSLY                 AS
                                               REPORTED    RESTATEMENTS RESTATED
                                             ------------- ------------ --------
Revenue.....................................   $132,081      $(32,644)   99,437
Losses......................................     70,545       (14,033)   56,512
Loss adjustment expenses incurred...........      3,650            --     3,650
Policy acquisition expenses.................     24,810        (7,377)   17,433
Operating expenses..........................      7,599            --     7,599
Premium taxes and fees......................      2,246            --     2,246
Interest on debt............................      2,359            --     2,359
Goodwill amortization.......................        305            --       305
Income taxes................................      7,086        (5,029)    2,057
Deferred capital securities interest........        923            --       923
                                               --------      --------    ------
  Net income................................   $ 12,558      $ (6,205)   $6,353
                                               ========      ========    ======
  Basic net income per common share.........   $    .68                  $  .34
                                               ========                  ======
  Diluted net income per common share.......   $    .67                  $  .34
                                               ========                  ======

NOTE C--CONTINGENCIES

  Litigation: Commencing in June 1998, the Company and several of its current and former officers and directors were named in several purported class action law suits in the United States District Court for the Northern District of Alabama and in one purported class action law suit in the Circuit Court of Jefferson County, Alabama. The complaints allege various violations of the federal and state securities laws and seek unspecified but potentially significant damages. The Company is presently evaluating these complaints and is unable, at this time, to determine the potential financial impact of the litigation.

  The Company, through its subsidiaries, is routinely a party to pending or threatened legal proceedings and arbitrations. These proceedings involve alleged breaches of contract, torts, including bad faith and fraud claims and miscellaneous other specified relief. Based upon information presently available, and in light of legal and other defenses available to the Company and its subsidiaries, management does not consider liability from any threatened or pending litigation to be material.

  Regulatory: The Company's insurance subsidiaries are subject to regulation by the insurance departments of states in which they are licensed and undergo examinations by those departments. Vesta Fire is currently undergoing an examination by the Alabama Department of Insurance. This examination could result in adjustments to Vesta Fire's statutory statements, including policyholder surplus. Management does not believe that such adjustments, if any, would have a material impact on the Company's financial position or results of operations.

  As previously discussed, the Company corrected its accounting for assumed reinsurance business. The impact of the aforementioned correction has been reflected in amounts ceded under the Company's 20 percent whole account quote share treaty. The aggregate amount recoverable from the reinsurers under this treaty totaled $40.3 million at December 31, 1997. The Company believes that such treatment is appropriate under the terms of this treaty. However, the Company is currently negotiating the renewal of this treaty, which expired June 30, 1998, and the impact of the correction in accounting methodology is an element of those negotiations. The effect of the results of those negotiations on the Company's financial position or results of operations as of December 31, 1997, if any, cannot be determined at this time.